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                                                                   EXHIBIT 10.2


                                WAIVER REGARDING
                               FINANCIAL COVENANTS


         This WAIVER (this "WAIVER") is dated as of October 13, 2005, and entered into by and among HINES NURSERIES, INC., a California corporation ("COMPANY"), and HINES SGUS INC., a Nevada corporation ("HINES SGUS" and, together with Company, individually a "BORROWER" and collectively the "BORROWERS"), the financial institutions party hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for Lenders (in such capacity, "AGENT"), and, for purposes of Section 6 hereof, the Guarantors, and is made with reference to that certain Credit Agreement dated as of September 30, 2003, as amended by a First Amendment to Credit Agreement dated as of June 30, 2005 (as so amended, the "CREDIT AGREEMENT"), by and among Borrowers, the financial institutions party thereto (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrowers have requested Lenders to waive compliance with Sections 8.1(a) and 8.1(b) of the Credit Agreement for the third Fiscal Quarter in Fiscal Year 2005 and Lenders are prepared to waive such compliance subject to Borrowers' compliance with the terms and conditions set forth in this Waiver;

         WHEREAS, Borrowers have advised Lenders that they wish to reduce the aggregate Revolving Loan Commitments from $145,000,000 to $120,000,000, such reduction to reduce the Revolving Loan Commitment of each Lender proportionately to its Proportionate Share;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        NOTICE OF REDUCTION OF REVOLVING LOAN COMMITMENTS AND WAIVER

                  A. NOTICE OF COMMITMENT REDUCTION. The Borrowers hereby irrevocably notify Agent that, effective upon the earlier to occur of the consummation of the Farm A Sale or the repayment in full of the Term Loan, the Borrowers hereby reduce the aggregate Revolving Loan Commitments to $120,000,000, such Revolving Loan Commitment reduction to reduce the Revolving Loan Commitment of each Lender proportionately to its Proportionate Share.

                  B. WAIVER. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive compliance with the provisions of Sections 8.1(a) and 8.1(b) of the Credit Agreement for the third Fiscal Quarter in Fiscal Year 2005; PROVIDED that the Farm A Sale shall be consummated by no later than November 30, 2005, for Net Asset Sale Proceeds of not less than $40,000,000.


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SECTION 2.        LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
11.10 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Borrowers with the provisions of Sections 8.1(a) and 8.1(b)of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

                           (a) constitute a waiver of compliance by Borrowers
                  with respect to (i) Sections 8.1(a) and 8.1(b) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Farm A Sale or otherwise); or

                           (b) prejudice any right or remedy that Agent or any
                  Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Waiver, Borrowers hereby represent and warrant that after giving effect to this Waiver:

                           (a) as of the date hereof, there exists no Default or
                  Event of Default under the Credit Agreement;

                           (b) all representations and warranties contained in
                  the Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

                           (c) as of the date hereof, Borrowers have performed
                  all agreements to be performed by Borrowers as set forth in the Credit Agreement.

SECTION 4.        COUNTERPARTS; EFFECTIVENESS

                  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single


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counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective as of the date hereof upon the execution of counterparts hereof by Borrowers and Guarantors and by Lenders constituting Majority Lenders and receipt by Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 5.        GOVERNING LAW

                  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 6.        ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

                  Each Guarantor hereby acknowledges that it has read this Waiver and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of Guarantor under the Holdings Guaranty and the Subsidiary Guaranty, as the case may be, shall not be impaired or affected and the Holdings Guaranty and the Subsidiary Guaranty, as the case may be, is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           BORROWERS:

                                           HINES NURSERIES, INC.,
                                           as Borrower and Funds Administrator


                                           By:    /s/ CLAUDIA M. PIEROPAN
                                           Title: Chief Financial Officer


                                           HINES SGUS, INC.,
                                           as Borrower


                                           By:    /s/ CLAUDIA M. PIEROPAN
                                           Title: Chief Financial Officer


                                           GUARANTORS:

                                           HINES HORTICULTURE, INC.,
                                           as Guarantor


                                           By:    /s/ CLAUDIA M. PIEROPAN
                                           Title: Chief Financial Officer


                                           HINES FERTILIZER INC.,
                                           as Guarantor

                                           By:    /s/ CLAUDIA M. PIEROPAN
                                           Title: Chief Financial Officer


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                                           LENDERS:

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                           as Agent and Lender


                                           By:    /S/ ALBERT FISCHETTI
                                           Name:  Albert Fischetti
                                           Title: Director


                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as Lender

                                           By:    /S/ DAVID ROTHBERG
                                           Name:  David Rothberg
                                           Title: Vice President


                                           BANK OF AMERICA, N.A.,
                                           as Lender


                                           By:    /S/ JASON RILEY
                                           Name:  Jason Riley
                                           Title: Vice President


                                           GMAC COMMERCIAL FINANCE LLC,
                                           as Lender


                                           By:    /S/ DAVID GRABOSKY
                                           Name:  David Grabosky
                                           Title: Vice President


                                           HARRIS, N.A.,
                                           as Lender


                                           By:    /S/ ROBERT WOLOHAN
                                           Name:  Robert Wolohan
                                           Title: Vice President


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                                           LA SALLE BUSINESS CREDIT, LLC,
                                           as Lender


                                           By:    /S/ MITCHELL J. TARVID
                                           Name:  Mitchell J. Tarvid
                                           Title: First Vice President


                                           NATIONAL CITY BANK,
                                           as Lender


                                           By: /S/ TOM GURBACH
                                           Name: Tom Gurbach
                                           Title: Vice President


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           as Lender


                                           By:    /S/ GREGORY J. HALL
                                           Name:  Gregory J. Hall
                                           Title: Vice President


                                           WELLS FARGO BANK, N.A.,
                                           as Lender

                                           By:    /S/ DAVID G. JAMES
                                           Name:  David G. James
                                           Title: Vice President


                                           WEBSTER BUSINESS CREDIT CORPORATION,
                                           as Lender

                                           By:    /S/ CHRISTOPHER HILL
                                           Name:  Christopher Hill
                                           Title: Vice President


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